UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO	63117
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-633-7100

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company’s press release dated February 12, 2008 announcing its financial results for the fourth quarter and fiscal year ended December 25, 2007 and describing earnings targets for the fiscal quarters and full year of fiscal 2008.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

Panera Bread Company will discuss fourth quarter and fiscal year ended December 25, 2007 results and earnings targets for the fiscal quarters and full year of fiscal 2008 in a conference call that will be broadcast on the Internet at 8:30 A.M. Eastern Time on Wednesday February 13, 2008. Investors can access the call at http://www.panerabread.com/investor. Access to the call will be archived for one year.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Exhibit

99.1	Press Release, dated February 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

By: /s/ Jeffrey W. Kip
Name: Jeffrey W. Kip
Title: Senior Vice President,
Chief Financial Officer

Date: February 12, 2008

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release, dated February 12, 2008